UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2008

Labwire, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-00000	37-1501818
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Labwire, Inc. 14133 Memorial Drive, Suite 1 Houston, Texas 77079
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (281) 597-1611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

Labwire, Inc. (the “Company”) is furnishing this information under Item 2.02 of Form 8-K.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

On July 30, 2008, the Company issued a press release announcing its financial results for the twelve months ended Dec 31, 2007. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

(c)	Exhibits
	99.1	Press release dated July 30, 2008.
	99.2	Supplemental Information – Audit Report for years ended 12/31/2007 and 12/31/2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Labwire, Inc.

Date: July 31, 2008	By:	/s/ Dexter Morris
Dexter Morris
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
99.1 99.2	Press release dated July 30, 2008 Supplemental Information- Audit Report for years ended 12/31/2007 and 12/31/2006

Exhibit 99.1

July 30, 2008 - Labwire Management Announces Audited Financial Results for 2007

Houston, TX- July 30, 2008 Labwire, Inc. (Pink Sheets: LBWR), a leading provider of employee screening solutions and canine security and surveillance services, announced that Moore and Associates has completed its audit of the financial statements for 2007 and is pleased to report the following results:

1)	RECORD ANNUAL SALES of $4,799,631 which exceeds the $4,700,000 total previously announced.

2)
PRE-TAX PROFIT of $ 377,765. The company should have little or no tax liability due to a net operating loss carry forward benefit from the Company Startup in prior years. Additionally, Gross Profit was $ 1,705,101 vs. $1,149,056 for 2006. This represents a $556,045 increase or a 48.39% improvement.

3)	THE ACQUISITION OF OCCUPATIONAL TESTING, INC (OTI) on October 31, 2007 produces substantial current year and future benefit to Labwire.

A)
Total Income for Labwire financial statements of $153,766.62 with a Gross Profit of $106,069.26 and net income of $8,751.01 (after the inclusion of all acquisition costs) for the two-month period of November 1 thru December 31, 2007.

B)
While the full year results for OTI were not a part of the Labwire audit, management has confirmed that Total 2007 Annual Sales for OTI exceeded $860,000 with a gross profit of $639,000 and net income of $148,000. Total revenue exceeded the purchase basis of $600,000 by $260,000 or 43%.

“2007 was an excellent year for Labwire” stated Marlin Williford, CFO. “We are pleased that the audit process confirmed the results previously announced by management. We expect the 2008 reporting process to proceed more smoothly as we improve our financial infrastructure and procedures. ”

Dexter Morris, Labwire Chairman and CEO, provides the following insight into business activity for this year: “We are working very hard to put everything in place to operate as a fully-reporting public company. This has been very time consuming as we move thru the various steps in the process. With the completion of the various audit processes, we are clearing a final hurdle to up-listing. Our 2007 numbers were very encouraging with record revenue, increasing margins and profit, and the completion of an exciting acquisition. We will continue to develop OTI and this acquisition business model as we constantly search the market for new opportunities.”

About Labwire

Labwire Inc., Headquartered in Houston, TX, provides secure and compliant employee drug screening and background checking services to Fortune 500 corporations via the Labwire™ Platform. Labwire™ is a proprietary, web-based application that streamlines the complex regulatory and record management activities associated with employee screening, delivering accurate timely results while eliminating service calls and paper trails. This comprehensive solution to managing employee screening services is the most efficient and cost-effective platform in the industry.

Safe Harbor Provisions:

Certain oral statements made by management from time to time and certain statements contained in press releases and periodic reports issued by Labwire, Inc., (the "Company"), as well as those contained herein, that are not historical facts are "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934 and, because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements, including those in Management's Discussion and Analysis, are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its Directors or its Officers about the Company and the industry in which it operates, and are based on assumptions made by management. Forward looking statements include without limitation statements regarding: (a) the Company's strategies regarding growth and business expansion, including future acquisitions; (b) the Company's financing plans; (c) trends affecting the Company's financial condition or results of operations; (d) the Company's ability to continue to control costs and to meet its liquidity and other financing needs; (e) the declaration and payment of dividends; and (f) the Company's ability to respond to changes in customer demand and regulations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When issued in this report, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are generally intended to identify forward-looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, (i) changes in the regulatory and general economic environment; (ii) conditions in the capital markets, including the interest rate environment and the availability of capital; (iii) changes in the competitive marketplace that could affect the Company's revenue and/or cost and expenses, such as increased competition, lack of qualified marketing, management or other personnel, and increased labor and inventory costs; (iv) changes in technology or customer requirements, which could render the Company's technologies noncompetitive or obsolete; (v) new product introductions, product sales mix and the geographic mix of sales.

The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this advertisement are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, governmental approval processes, the impact of competitive products or pricing, technological changes, and the effect of economic conditions.

Investor and Public Relations Contact:
Marlin R. Williford Jr.
email: mwilliford@capnetrisk.com
Phone: (832) 487- 7803

Exhibit 99.2

MOORE & ASSOCIATES, CHARTERED
           ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Labwire, Inc.

We have audited the accompanying consolidated balance sheets of Labwire, Inc. as of December 31, 2007 and December 31, 2006, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2007 and December 31, 2006. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Labwire, Inc. as of December 31, 2007 and December 31, 2006, and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2007 and December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
July 23, 2008

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

LABWIRE, INC.
Consolidated Balance Sheets

	12/31/07	12/31/2006
ASSETS
CURRENT ASSETS:
Cash and cash equivalents - interest bearing	$206,520	$108,346
Accounts receivable, net of allowance for doubtful accounts of $5,600 and $-0- as of December 31, 2007 and 2006, respectively	1,102,030	732,544
Prepaid expenses	20,696	6,148
Total Current Assets	1,329,246	847,038

PROPERTY AND EQUIPMENT:
Laboratory equipment	53,781	40,371
Vehicles	7,000	7,000
Office furniture and equipment	35,251	26,224
Proprietary software	118,550	-
Less: accumulated depreciation	(54,207)	(30,627)
Total Property and Equipment	160,375	42,968

OTHER ASSETS:
Goodwill	455,210	-

TOTAL ASSETS	$1,944,831	$890,006

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$866,796	$817,450
Income taxes payable	24,303	6,008
Line of credit	241,932	-
Current portion of long-term debt	160,000	-
Notes payable to related parties	156,985	246,600
Accrued interest payable	7,045	-
Accrued interest payable – related parties	21,690	19,547
Total Current Liabilities	1,478,751	1,089,605

LONG-TERM LIABILITIES:
Long term-debt, less current portion above	320,000	-
Total Long-term Liabilities	320,000	-

TOTAL LIABILITIES	1,798,751	1,089,605

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock; $0.001par value; 150,000,000 shares authorized; 140,399,001 shares issued and outstanding at December 31, 2007 and 2006, respectively	140,399	140,399
Additional paid-in capital	471,384	471,384
Accumulated deficit	(465,703)	(811,382)

Total Stockholders' Equity (Deficit)	146,080	(199,599)

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$1,944,831	$890,006

The accompanying notes are an integral part of these financial statements.

F1

 LABWIRE, INC.
Consolidated Statements of Operations

	For the Year Ended 12/31/2007	For the Year Ended 12/31/2006

REVENUES	$4,799,631	$3,701,742
COST OF SALES	3,094,530	2,552,686
GROSS PROFIT	1,705,101	1,149,056

OPERATING EXPENSES:
General and administrative expenses	604,545	1,010,325
Bad debt expense	6,405	453
Advertising and marketing expense	10,240	9,780
Payroll expenses	663,721	597,379

Total Operating Expenses	1,284,911	1,617,937

OPERATING INCOME (LOSS)	420,190	(468,881)

OTHER INCOME (EXPENSES)
Interest expense	(42,634)	(26,078)
Interest income	209	-
Total Other Income (Expenses)	(42,425)	(26,078)

NET INCOME (LOSS) BEFORE TAXES	377,765	(494,959)

INCOME TAX EXPENSE	32,086	6,022

NET INCOME (LOSS)	$345,679	$(500,981)

BASIC EARNINGS (LOSS) PER SHARE	$0.0025	$(0.0036)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	140,399,001	138,315,665

The accompanying notes are an integral part of these financial statements.

F2

LABWIRE, INC.
Consolidated Statement of Stockholders’ Equity (Deficit)

DESCRIPTION	Common Shares	Stock Amount	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Equity (Deficit)

Balance, December 31, 2005	136,232,330	$136,232	$168,346	$(310,401)	$(5,823)

Common shares issued for cash	4,166,671	4,167	303,038	-	307,205

Net loss for the year ended December 31, 2006	-	-	-	(500,981)	(500,981)

Balance, December 31, 2006	140,399,001	140,399	471,384	(811,382)	(199,599)

Net income for the year ended December 31, 2007	-	-	-	345,679	345,679

Balance, December 31, 2007	140,399,001	$140,399	$471,384	$(465,703)	$146,080

The accompanying notes are an integral part of these financial statements.

F3

 LABWIRE, INC.
Consolidated Statements of Cash Flows

	For the Year Ended	For the year ended
	12/31/2007	12/31/2006
OPERATING ACTIVITIES
Net income (loss)	$345,679	$(500,981)
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Depreciation	23,580	16,022
Changes in operating assets and liabilities
(Increase) decrease in accounts receivable	(369,486)	184,511
(Increase) decrease in prepaid expenses	(14,548)	(6,148)
Increase (decrease) in accounts payable and accrued expenses	49,346	113,757
Increase (decrease) in accrued interest payable	9,188	-
	18,295	-
Net Cash Provided by (Used) in Operating Activities	62,054	(192,839)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(22,437)	(16,474)
Development of Software	(118,550)	-
Acquisition goodwill	(455,210)	-
Net Cash Used in Investing Activities	(596,197)	(16,474)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of notes payable	(59,890)	(65,000)
Increase in bank line of credit	241,932	-
Increase in notes payable	450,275
Sale of common stock for cash	-	307,205
Net Cash Provided by Financing Activities	632,317	242,205

NET INCREASE IN CASH	98,174	32,892

CASH AT BEGINNING OF YEAR	108,346	75,454

CASH AT END OF YEAR	$206,520	$108,346

CASH PAID FOR:

Interest	$31,305	$19,378
Income Taxes	$-	$4,840

The accompanying notes are an integral part of these financial statements.

F4

Labwire, Inc.
Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

Nature of Operations - The Company was incorporated in Nevada on October 8, 2004 as Labwire, Inc. (referred to herein as "the Company"). The Company was established as a an employee screening company specializing in drug testing and background investigations with a client base of large US and European corporations which provides compliance services for Department Of Transportation (49cfr part 40) and Security and Exchange Commission  (Fair Credit Reporting Act) governed programs.

Basis of Consolidation – The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary.  All intercompany balances and transactions have been eliminated in consolidation.

Basis of presentation - The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States. Significant accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position and cash flows are summarized below.

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid instruments with original maturities of ninety days or less, to be cash equivalents.

Allowance for Uncollectible Receivables - The allowance for all probable uncollectible receivables is based on a combination of historical data, cash payment trends, specific customer issues, write-off trends, general economic conditions and other factors. These factors are continuously monitored by management to arrive at an estimate for the amount of accounts receivable that may ultimately be uncollectible. In circumstances where the Company is aware of a specific customer’s inability to meet its financial obligations, the Company records a specific allowance for bad debts against amounts due to reduce the net recognized receivable to the amount it reasonably believes will be collected. This analysis requires making significant estimates, and changes in facts and circumstances could result in material changes in the allowance for uncollectible receivables.  The Company’s allowance for uncollectible receivables was $5,600 and $-0- at December 31, 2007 and December 2006, respectively.

Fair Value of Financial Instruments - The Company's financial instruments includes accounts receivable, accounts payable, notes payable and long-term debt. The fair market value of accounts receivable and accounts payable approximate their carrying values because their maturities are generally less than one year. Long-term notes receivable and debt obligations are estimated to approximate their carrying values based upon their stated interest rates.

Impairment of Long-Lived Assets - The Company reviews long-lived assets, such as property and equipment, and purchased intangibles subject to amortization, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, in accordance with Statement of financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment for Disposal of Long-Lived Assets. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount of the asset exceeds the fair value of the asset.
At December 31, 2007, the Company determined that the fair value of the reporting entity unit exceeds its carrying amount and hence the goodwill is not impaired.

Property and equipment - Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is provided primarily by the straight-line method over the estimated useful lives of the related assets generally of five to seven years.

F5

Labwire, Inc.
Notes to the Consolidated Financial Statements

1. Summary of Significant Accounting Policies - Continued

Income Taxes -The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce the deferred tax assets to the amount expected to be realized. Income tax expense is payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition – The Company’s revenues are derived principally from the sale of medical testing services to companies and individuals.  Revenue is recognized after the test services have been provided and there are no longer any material commitments to the customer.

Software Development Costs

The Company follows the guidance set forth in Statement of Position 98-1, Accounting for the Cost of Computer Software Developed or Obtained for Internal Use (SOP 98-1), in accounting for costs incurred in the development of its on-demand application suite. SOP 98-1 requires companies to capitalize qualifying computer software costs that are incurred during the application development stage and amortize them over the software’s estimated useful life.

The Company capitalizes costs associated with developing software for internal use, which costs primarily include salaries of developers.  Direct costs incurred in the development of software are capitalized once the preliminary project stage is completed, management has committed to funding the project and completion and use of the software for its intended purpose are probable.  The Company ceases capitalization of development costs once the software has been substantially completed at the date of conversion and is ready for its intended use. The estimation of useful lives requires a significant amount of judgment related to matters, specifically, future changes in technology. The Company believes there have not been any events or circumstances that warrant revised estimates of useful lives.

Purchase Accounting

The Company completed acquisitions in 2004 and in the fourth quarter of 2007. The purchase method of accounting requires companies to assign values to assets and liabilities acquired based upon their fair values. In most instances, there is not a readily defined or listed market price for individual assets and liabilities acquired in connection with a business, including intangible assets. The determination of fair value for assets and liabilities in many instances requires a high degree of estimation. The valuation of intangibles assets, in particular, is very subjective.  The Company generally uses internal cash flow models and, in certain instances, third party valuations in estimating fair values. The use of different valuation techniques and assumptions can change the amounts and useful lives assigned to the assets and liabilities acquired, including goodwill and other intangible assets and related amortization expense.

Advertising Costs

Advertising costs are reported in selling, general and administrative expenses and include advertising, marketing and promotional programs. As of December 31, 2007 and 2006, all of these costs were charged to expenses in the period or year in which incurred. Advertising costs for the years ended December 31, 2007 and 2006 were $10,240 and $9,780, respectively.

F6

Labwire, Inc.
Notes to the Consolidated Financial Statements

1. Summary of Significant Accounting Policies - Continued

Stock Options - The Company accounts for stock options issued to employees in accordance with APB No.25. The Company has elected to adopt the disclosure requirements of SFAS No.123 "Accounting for Stock-based Compensation". This statement requires that the Company provide proforma information regarding net income (loss) and income (loss) per share as if compensation cost for the Company's stock options granted had been determined in accordance with the fair value based method prescribed in SFAS No. 123. Additionally, SFAS No. 123 generally requires that the Company record options issued to non-employees, based on the fair value of the options.

Stock Based Compensation -ASRC accounts for stock-based employee compensation arrangements using the fair value method in accordance with the provisions of Statement of Financial Accounting Standards no.123(R) or SFAS No. 123(R), Share-Based Payments, and Staff Accounting Bulletin No. 107, or SAB 107, Share-Based Payments. The company accounts for the stock options issued to non-employees in accordance with the provisions of Statement of Financial Accounting Standards No. 123, or SFAS No. 123, Accounting for Stock-Based Compensation, and Emerging Issues Task Force No. 96-18, Accounting for Equity Instruments with Variable Terms That Are Issued for Consideration other Than Employee Services Under FASB Statement No. 123. The fair value of stock options and warrants granted to employees and non-employees is determined using the Black-Scholes option pricing model. The Company has adopted SFAS 123(R) and applied it in the period presented.  The Company had not issued any options to employees in the prior periods thus; there was no impact of adopting the new standard.

Net earnings (loss) per share - Basic and diluted net loss per share information is presented under the requirements of SFAS No. 128, Earnings per Share. Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding for the period, less shares subject to repurchase. Diluted net loss per share reflects the potential dilution of securities by adding other common stock equivalents, including stock options, shares subject to repurchase, warrants and convertible notes in the weighted-average number of common shares outstanding for a period, if dilutive. During the years ended December 31, 2007 and 2006 there were no dilutive securities.  The computation of earnings (loss) per share is as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006

Net Income (Loss)	$345,679	$ (500,981)
Weighted average shares outstanding	140,399,001	138,315,665
Basic Earnings (Loss) per share	$ 0.0025	$ (0.0036)

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operation.

F7

Labwire, Inc.
Notes to the Consolidated Financial Statements

Recent Accounting Pronouncements (Continued)

In February 2007, the FASB issued SFAS NO. 159, The Fair Value Option for Financial Assets and Financial Liabilities-Including an amendment of FASB Statement No. 115. This statement permits entities to choose to measure many financial instruments and certain items at fair value. The objective is to improve the financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement is expected to expand the use of fair value measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007.

In December 2007, the FASB issued SFAS 160, Non-controlling Interest in Consolidated Financial Statements-an amendment of ARB No. 51. This statement amends ARB 51 to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. It also changes the way the consolidated income statement is presented for non-controlling interest. This statement improves comparability by eliminating diversity of methods. This statement also requires expanded disclosure. The Company does not expect the adoption of SFAS No. 160 to have a significant effect on its financial position or results of operation.

In March 2008, the FASB issued SFAS 161, Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133. This statement is intended to enhance the disclosure requirements for derivative instruments and hedging activities as required by SFAS 133. The Company is currently evaluating the impact, if any, the adoption of SFAS 161 will have on its disclosure requirements.

In May 2008, the FASB issued SFAS 162, The Hierarchy of Generally Accepted Accounting Principles. This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). The Company is currently evaluating the impact, if any, the adoption of SFAS 161 will have on its disclosure requirements.

2. Goodwill

The Company acquired 100% of Occupational Testing, Inc. (OTI) on October 31, 2007 for $120,000 Cash and a $480,000 note bearing interest at 1% over New York floating prime. The note is payable in quarterly installments of $40,000 plus accrued interest beginning January 31, 2008. The purchase of OTI resulted in $455,210 in goodwill as an asset on the Company’s financial statements.

3. Line of credit

On February 13, 2007, the Company established a $300,000 revolving line of credit with Frost Bank that matures on February 13, 2008. The interest rate on the outstanding balance of the revolving line of credit is a floating prime plus 1% and is due on the 24th of each month. The principal balance owing by the Company at December 31, 2007 was $241,933 and accrued interest payable was $-0-. The Company had $58,067 available on the revolving line of credit at December 31, 2007. This line of credit is secured by a UCC Financing statement signed by the Company in favor of the lender and by the personal guarantee of the Company’s Chief Executive Officer.

F8

Labwire, Inc.
Notes to the Consolidated Financial Statements

4.  Long-term notes payable

As of December 31, 2007 and 2006, the Company had notes payable totaling $636,985 as follows:

	2007	2006
A . Murphy, due in quarterly installments of $40,000 beginning January 31, 2008 and bears interest at 1% over New York floating prime	$480,000	$ -

Less: current portion	160,000	-
	$320,000	$ -

Related Party Notes Payable:
Shareholders, due on demand, bearing interest at1.71% per annum	$100,985	$190,600

Workplace Health, due on demand, bearing interest at 4.5% per annum	56,000	56,000

Less: current portion	156,985	246,600
	$ -	$ -

The A. Murphy note payable is secured by all of the outstanding stock and all of the assets of Occupational Testing, Inc.  The related party notes payable are unsecured.

Maturities of notes payable and long-term debt for each of the years succeeding December 31, 2007 are as follows:

Year ending December 31,
2008	$ 316,985
2009	160,000
2010	160,000
$ 636,985

5. Stockholders’ Equity

The Company is authorized to issue 150,000,000 shares of common stock with a par value of $.001 per share.  The Company had 140,399,000 shares issued and outstanding at September 30, 2007, December 31, 2006 and 2005, respectively.

In the year ended December 31, 2006, the Company sold 4,177,670 shares in private placements to accredited investors for $307,205 in cash.

F9

Labwire, Inc.
Notes to the Consolidated Financial Statements

6. Income Taxes

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. The Company’s predecessor operated as entity exempt from Federal and State income taxes.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to the net loss before provision for income taxes for the following reasons:

	December 31, 2007	December 31, 2006
Income tax expense at statutory rate	$ (134,806)	$ (168,286)
Valuation allowance	134,806	168,286
Income tax expense per books	$ -	$ -

Net deferred tax assets consist of the following components as of:

	December 31, 2007	December 31, 2006
NOL carryover	$ 181,740	$ 168,286
Valuation allowance	(181,740)	(168,286)
Net deferred tax asset	$ -	$ -

At December 31, 2007, the Company had total net operating losses carried forward of approximately $466,000 that may be offset against future taxable income through 2027.   Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards are subject to annual limitations.   Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.  No tax benefit has been reported in the December 31, 2007 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 regarding “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB No. 109 (“FIN 48”), which defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authorities. The Company has reviewed its tax positions for open tax years 2005 and later and the adoption of FIN 48 on January 1, 2007 did not result in establishing a contingent tax liability reserve nor a corresponding charge to retained earnings. Also, no such uncertainties were identified during 2007. The Company has substantial tax benefits derived from its operating loss carryforwards but has provided 100% valuation allowances against them due to uncertainties associated with the realization of those tax benefits.

The recognition and measurement of certain tax benefits includes estimates and judgment by management and inherently includes subjectivity. Changes in estimates may create volativity in the Company’s effective tax rate in future periods from obtaining new information about particular tax positions that may cause management to change its estimates. If the Company would establish a contingent tax liability reserve, interest and penalties related to uncertain tax positions would be classified in general and administrative expenses.

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Labwire, Inc.
Notes to the Consolidated Financial Statements

7.   Related Party Transactions

As of December 31, 2007, these loans and advances, which bear interest at 1.71% and are unsecured, aggregated $156,985, plus accrued and unpaid interest of $21,690, and are reflected in "Loans and advances from related party" and "Accrued interest, related party" on the accompanying balance sheet.

8.  Acquisitions

On October 31, 2007, the Company acquired Occupational Testing, Inc.  The acquisition cost, funded from our existing cash balances and by the issuance of a promissory note to the shareholder of Occupational Testing, Inc., are shown by the following table which summarizes the purchase consideration and fair values of the assets acquired at the date of acquisition:

Purchase Price Consideration
Cash paid to the shareholder of Occupational Testing, Inc.	$120,000
Promissory Note to the shareholder of Occupational Testing, Inc.	480,000
Acquisition costs	10,960
Total consideration paid	$610,960

Net Assets Acquired
Cash and cash equivalents	$42,711
Accounts receivable	105,063
Fixed assets	13,410
Other assets	780
Goodwill	455,210
Liabilities assumed	(6,214)
Total net assets	$610,960

We have included the results of operations for Occupational Testing, Inc. in our financial statements since October 31, 2007.

9.  Subsequent Events

On February 13, 2008, the Company renewed its revolving loan agreement as a term note with a maturity date of March 4, 2011 at an interest rate of 6.25% per annum.

On March 4, 2008, the Company entered into a revolving loan agreement with a maturity date of February 13, 2010 at an interest rate of 1% over the rate that the Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers.

On May 27, 2008, the Board of Directors and shareholders owning approximately 85% of the Company’s issued and outstanding common shares voted to increase its authorized shares of common stock from 150,000,000 to 200,000,000 at par value of $0.001 per share.

On May 27, 2008, the Board of Directors and shareholders owning approximately 85% of the Company’s issued and outstanding common shares voted to establish a preferred class of stock with 1,000,000 shares of preferred shares, par value of $0.001 per shares to be designated in series or classes as the Board of Directors shall determine.

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10.  Pro Forma Results (Unaudited)

The following table reflects unaudited pro forma results of operations assuming that the Occupational Testing, Inc. acquisition had occurred on January 1, 2006:

	Year Ended December 31, 2007	Year Ended December 31, 2006

Revenue	$ 5,506,771	$ 4,415,478
Net income (loss)	$ 485,568	$ (397,234)
Net income (loss) per share	$ 0.0035	$ (0.0029)

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